Exhibit 10.28

                        SECOND LEASE AMENDMENT AGREEMENT
                        --------------------------------

                            AMERICAN CONSUMERS, INC.
                           D/B/A SHOP-RITE SUPERMARKET

                           CHATSWORTH SHOPPING CENTER

     THIS SECOND LEASE AMENDMENT AGREEMENT (hereinafter called the "Agreement") made and entered into this 30th day of November 2007 by and between CHATSWORTH HOLDINGS, LLC, A GEORGIA LIMITED LIABILITY COMPANY (hereinafter called the "Landlord") and AMERICAN CONSUMERS, INC., D/B/A SHOP-RITE SUPERMARKET (hereinafter called the "Tenant");

                              W I T N E S S E T H :
                              -------------------


     WHEREAS, by Lease dated April 29, 1988 and amended by a First Lease Amendment Agreement dated March 19, 2003 (hereinafter collectively called the "Lease"), Landlord leased to Tenant those certain premises (hereinafter called the "Premises") situated at 920 North Third Avenue, Suite B, Chatsworth, Murray County, Georgia 30705 as more particularly described in the Lease;

     WHEREAS, Landlord and Tenant now desire to amend the Lease so as to extend the Term thereof and to make other changes as set forth herein below.

     NOW THEREFORE, for valuable consideration paid by each of the parties to the other, receipt of which is hereby acknowledged, it is agreed between the parties as follows:

     1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized terms not otherwise defined herein shall be defined in accordance with their meaning in the Lease. In the event of any inconsistency or conflict between the terms of this Agreement and of the Lease, the terms hereof shall control. This Agreement together with the Lease contain the entire agreement of the parties with respect to the subject matter hereof and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

     2. The Lease Term for the Premises is hereby extended for a period of five (5) additional years commencing May 1, 2008 and expiring on April 30, 2013.

     3.   The monthly rent shall be as follows:

                                                                           Total Base Rent,
                                               Landlord's Operating   Landlord's Operating Costs
                                   Base Rent    Costs & Insurance,        & Insurance Charges
                Term                Monthly      Charges Monthly*               Monthly
     ----------------------------  ----------  ---------------------  ---------------------------
     May 1, 2008 - April 30, 2013  $10,125.00         $762.00                 $10,887.00


     *NOTE: Landlord's Operating Costs = $536.00/mo and Insurance = $226.00/mo.

     4. Tenant hereby agrees to pay Landlord, on or before the first of each month, Seven Hundred Sixty Two & No/100 Dollars ($762.00) as Tenant's estimated share of Landlord's Operating Costs and Insurance for the leased Premises. Said amount may be adjusted annually, or as Landlord deems necessary, which shall be based on actual expenses incurred by Landlord.

     5. Paragraph 33 of the Lease is hereby deleted in its entirety and shall be replaced with the following:

               33.  Tenant's Participation in Real Estate Taxes:
                    -------------------------------------------

SECOND LEASE AMENDMENT AGREEMENT
AMERICAN CONSUMERS, INC., D/B/A SHOP-RITE SUPERMARKET
PAGE TWO

The Landlord will pay in the first instance all real property taxes (or sums in lieu of taxes) which may be levied or assessed against the entire tract of land and improvements thereon. If the amount of the real property taxes levied or assessed against the land and improvements, of which the Premises form a part, shall in any lease year after 2005 exceed the amount of such real property taxes assessed during 2005, Tenant shall pay to Landlord in addition to the rental specified hereinabove as further additional rent a proportion of such excess based upon the ratio of the square feet of the Tenant's Premises, (24,360 square feet) to the total square feet of all leaseable space in the Shopping Center (42,900 square feet). Provided that if additional structures are added by the Landlord to the Shopping Center and completed and assessed as completed in a tax year subsequent to the tax year in which

Tenant's Premises were completed and assessed as completed, Tenant shall not be responsible for a prorated share of an increase in taxes resulting from the building of additional structures. If, however, after such additional structures have been completed and the Shopping Center and additional structures have been assessed as completed , another increase is made in the real property taxes by any lawful authority against the land and improvements in the Shopping Center, Tenant shall pay to Landlord as further additional rent its proportion of such excess likewise based upon the ratio of the square feet of the Tenant's Premises to the total square feet of all the leaseable space in the Shopping Center. A copy of Landlord's tax bill or statement upon which this adjustment is based shall be furnished to Tenant.


     IN WITNESS WHEREOF, the said parties have executed this Second Lease Amendment Agreement, as of the day and year set forth above.


                                      LANDLORD:
Signed, sealed and delivered
in the presence of:                   CHATSWORTH HOLDINGS, LLC
                                      A GEORGIA LIMITED LIABILITY COMPANY

                                      By:   M&K WAREHOUSES, LLC,
                                            a Georgia limited liability company
                                            its sole member and manager


  /s/ Julie C. McKendrick             By:   /s/ Malon D. Mimms
-------------------------                   -------------------------
Notary Public or Witness                    Malon D. Mimms, Manager

Julie C. McKendrick
-------------------------
Name (Please Print)


                                      TENANT:

Signed, sealed and delivered          AMERICAN CONSUMERS, INC.,
in the presence of:                   D/B/A SHOP-RITE SUPERMARKET


  /s/ Jean P. Creekmore               By:     /s/ Paul R. Cook
-------------------------                   -------------------------
Notary Public or Witness

Jean P. Creekmore                     Name: Paul R. Cook
-------------------------                   -------------------------
Name (Please Print)

                                      Title: Chief Financial Officer
                                             -------------------------


                                      Telephone No.: 707-861-3347